UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                                (Amendment No. 2)
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 19, 2002

                               SEQUIAM CORPORATION
             (Exact name of registrant as specified in its chapter)

        California                  333-45678                 33-0875030
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

   300 SUNPORT LANE, ORLANDO, FLORIDA                          32809
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code 407-541-0774

                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 7.   Financial Statements and Exhibits

     (a)  Financial statements of business acquired

On July 19, 2002, we acquired 94.54% of the issued and outstanding shares of Brekel Group, Inc., (f/k/a First Publish, Inc.) a Delaware corporation, in exchange for 11,522,263 shares of our common stock, pursuant to an Agreement and Plan of Merger, dated June 17, 2002 (the "Agreement"). Pursuant to Item 7 of the related Form 8 -K; the Company indicated it would file certain financial information within sixty (60) days. This amendment No. 1 is filed to provide such financial information.

(1)  Audited Financial Statements

The following audited financial statements of Brekel Group, Inc. are filed as required by Rule 3.05(b) of Regulation S-X, as promulgated pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are attached as exhibit 99.1.


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Report of Independent Certified Public Accountants -- Gallogly, Fernandez &
Riley, LLP
Report of Independent Certified Public Accountants -- Ernst & Young LLP

Audited Financial Statements:

A.     Balance Sheets as of December 31, 2001 and 2000.
B.     Statements of Operations for the years ended December 31,2001 and 2000.
C. Statements of Shareholders' Equity for the years ended December 31,2001 and 2000.
D.     Statements of Cash Flows for the years ended December 31,2001 and 2000.
E.     Notes to Financial Statements

2)  Unaudited Interim Financial Statements

The following unaudited interim financial statements of Brekel Group, Inc., are filed as required by Rule 3.05(b) of Regulation S-X, as promulgated pursuant to the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended, are attached as exhibit 99.2.

Unaudited Interim Financial Statements:

A     Balance Sheet as of June 30, 2002.
B     Statements of Operations for the Six Months Ended June 30, 2002 and 2001.
C     Statements of Cash Flows for the Six Months Ended June 30, 2002 and 2001.

b) Unaudited Pro forma financial information

The following unaudited pro forma financial information is filed as required by
Article 11 of Regulation S-X, as promulgated pursuant to the Securities Act and the Exchange Act, and is attached as Exhibit 99.3. The following information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002.

Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Brekel Group, Inc.

A. Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31,2001.
B. Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2002.
C.     Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2002.


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(c)     Exhibits

2.1* Stock Exchange Agreement and Plan of Reorganization as of June 17, 2002, by and among Sequiam Corporation, a California corporation, and shareholders of Brekel Group, Inc., a Delaware corporation (signature pages omitted).

23.1 Consent of Gallogly, Fernandez & Riley, LLP

23.2 Consent of Ernst & Young LLP

99.1 Audited Financial Statements of Brekel Group, Inc. for the years ended December 31, 2001 and 2000.

99.2 Unaudited Interim Financial Statements of Brekel Group, Inc for the Six Months ended June 30, 2002 and 2001.

99.3 Unaudited Pro forma financial information.

* Filed as an exhibit to the Company's current report on Form 8-K dated July 19, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SEQUIAM CORPORATION


Date: October 6, 2002        By: /s/ Nicolaas H. Van den Brekel
                             ---------------------------------------------------
                             Nicolaas H. Van den Brekel, Chief Executive Officer



                             By: /s/ Mark L. Mroczkowski
                             ---------------------------------------------------
                             Mark L. Mroczkowski, Chief Financial Officer


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